                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             NATIONWIDE MUTUAL FUNDS
                             -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:___________

2)   Aggregate number of securities to which transaction applies:___________

3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

[NATIONWIDE LOGO]

                                                                  April 14, 2008

Dear Valued Shareholder:

Our records indicate that we have not yet received your important proxy vote for the Special Meeting of Shareholders of Nationwide Mutual Funds scheduled for May
5,  2008.  We are  asking  you to  vote  to  approve  the  reorganization  of 26
Nationwide Funds into corresponding  Aberdeen Funds. If sufficient votes are not obtained before May 5th, additional proxy solicitation efforts will be required.

If you have voted your proxy since this letter was mailed, we thank you for your participation.  If you have not yet voted, please understand that it is critical that we receive  your vote so that we may  complete the business of this Special
Meeting without  additional  delay.  The Board of Trustees of Nationwide  Mutual
Funds  unanimously  recommends that  shareholders  vote FOR the proposal on this
Special Meeting agenda.

Additional information can be found in the combined proxy  statement/prospectus, which was  previously  mailed to you.  If you have any  proxy-related  question, please call 1-866-745-0266 for assistance.

YOUR VOTE IS IMPORTANT!  Please take a moment now to cast your vote using one of the options listed below:

[ENVELOPE GRAPHIC   1.   Vote by Mail. Please mark the enclosed proxy ballot(s),
OMITTED]                 sign  and  date  the   ballot(s)   and  return  in  the
                         postage-paid envelope provided.

[TELEPHONE GRAPHIC  2.   Vote by touch-tone  phone. You may cast your vote using
OMITTED]                 the automated telephone system by calling the toll-free
                         number found on the enclosed proxy ballot(s).

[COMPUTER GRAPHIC   3.   Vote via the Internet. You may cast your vote using the
OMITTED]                 Internet  by  logging  onto  the  website  found on the
                         enclosed proxy ballot(s).

Thank you in advance for your  participation.  YOUR VOTE IS  IMPORTANT SO PLEASE
VOTE YOUR SHARES TODAY!

Sincerely,

/s/Stephen T. Grugeon
Stephen T. (Tim) Grugeon
President
Nationwide Mutual Funds

                                                                             obo

Nationwide Funds distributed by Nationwide Fund Distributors LLC, Member FINRA.
1200 River Road, Suite 1000, Conshohocken, PA 19428.

[NATIONWIDE LOGO]

                                                                  April 14, 2008

Dear Valued Shareholder:

Our records indicate that we have not yet received your important proxy vote for the Special Meeting of Shareholders of Nationwide Mutual Funds scheduled for May
5,  2008.  We are  asking  you to  vote  to  approve  the  reorganization  of 26
Nationwide Funds into corresponding  Aberdeen Funds. If sufficient votes are not obtained before May 5th, additional proxy solicitation efforts will be required.

If you have voted your proxy since this letter was mailed, we thank you for your participation.  If you have not yet voted, please understand that it is critical that we receive  your vote so that we may  complete the business of this Special
Meeting without  additional  delay.  The Board of Trustees of Nationwide  Mutual
Funds  unanimously  recommends that  shareholders  vote FOR the proposal on this
Special Meeting agenda.

Additional information can be found in the combined proxy  statement/prospectus, which was  previously  mailed to you. If you need  another  copy of the combined proxy  statement/prospectus  or have any  proxy-related  questions,  please call
1-866-745-0266 for assistance.

YOUR VOTE IS IMPORTANT!  Please take a moment now to cast your vote using one of the options listed below:

[ENVELOPE GRAPHIC   1.   Vote by Mail. Please mark the enclosed proxy ballot(s),
OMITTED]                 sign  and  date  the   ballot(s)   and  return  in  the
                         postage-paid envelope provided.

[TELEPHONE GRAPHIC  2.   Vote by  Telephone.  You may cast your vote by  calling
OMITTED]                 our   toll-free   proxy   hotline  at   1-866-745-0266.
                         Representatives  are  available  to  record  your  vote
                         Monday through  Friday 9:00 a.m. to 10:00 p.m.  Eastern
                         Time.

[TELEPHONE GRAPHIC  3.   Vote by touch-tone  phone. You may cast your vote using
OMITTED]                 the  automated  telephone  system by calling  toll-free
                         1-866-458-9850 and entering the control number found on
                         the enclosed proxy ballot(s).

[COMPUTER GRAPHIC   4.   Vote via the Internet. You may cast your vote using the
OMITTED]                 Internet  by  logging  onto   www.proxyonline.com   and
                         entering the control number found on the enclosed proxy
                         ballot(s).

Thank you in advance for your  participation.  YOUR VOTE IS  IMPORTANT SO PLEASE
VOTE YOUR SHARES TODAY!

Sincerely,

/s/Stephen T. Grugeon
Stephen T. (Tim) Grugeon
President
Nationwide Mutual Funds

                                                                             REG

Nationwide Funds distributed by Nationwide Fund Distributors LLC, Member FINRA.
1200 River Road, Suite 1000, Conshohocken, PA 19428.

[NATIONWIDE LOGO]

                                                                  April 14, 2008

Dear Valued Shareholder:

Our records indicate that we have not yet received your important proxy vote for the Special Meeting of Shareholders of Nationwide Mutual Funds scheduled for May
5,  2008.  We are  asking  you to  vote  to  approve  the  reorganization  of 26
Nationwide Funds into corresponding  Aberdeen Funds. If sufficient votes are not obtained before May 5th, additional proxy solicitation efforts will be required.

If you have voted your proxy since this letter was mailed, we thank you for your participation.  If you have not yet voted, please understand that it is critical that we receive  your vote so that we may  complete the business of this Special
Meeting without  additional  delay.  The Board of Trustees of Nationwide  Mutual
Funds  unanimously  recommends that  shareholders  vote FOR the proposal on this
Special Meeting agenda.

Additional information can be found in the combined proxy  statement/prospectus, which was previously mailed to you. If you need have any proxy-related questions or to vote your shares by phone, please call 1-866-745-0266 for assistance.

YOUR VOTE IS IMPORTANT!  Please take a moment now to cast your vote using one of the options listed below:

[ENVELOPE GRAPHIC   1.   Vote by Mail. Please mark the enclosed proxy ballot(s),
OMITTED]                 sign  and  date  the   ballot(s)   and  return  in  the
                         postage-paid envelope provided.

[TELEPHONE GRAPHIC  2.   Vote by  Telephone.  You may cast your vote by  calling
OMITTED]                 our   toll-free   proxy   hotline  at   1-866-745-0266.
                         Representatives  are  available  to  record  your  vote
                         Monday through  Friday 9:00 a.m. to 10:00 p.m.  Eastern
                         Time.

[TELEPHONE GRAPHIC  3.   Vote by touch-tone  phone. You may cast your vote using
OMITTED]                 the automated telephone system by calling the toll-free
                         number found on the enclosed proxy ballot(s).

[COMPUTER GRAPHIC   4.   Vote via the Internet. You may cast your vote using the
OMITTED]                 Internet  by  logging  onto  the  website  found on the
                         enclosed proxy ballot(s).

Thank you in advance for your  participation.  YOUR VOTE IS  IMPORTANT SO PLEASE
VOTE YOUR SHARES TODAY!

Sincerely,

/s/Stephen T. Grugeon
Stephen T. (Tim) Grugeon
President
Nationwide Mutual Funds

                                                                            nobo

Nationwide Funds distributed by Nationwide Fund Distributors LLC, Member FINRA.
1200 River Road, Suite 1000, Conshohocken, PA 19428.